UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2011

Allied World Assurance Company Holdings, AG
__________________________________________
(Exact name of registrant as specified in its charter)

Switzerland	001-32938	98-0681223
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Lindenstrasse 8, Baar/Zug,		6340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+41-41-768-1080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

Allied World Assurance Company Holdings, AG (the “Company”) held its 2011 Annual Ordinary General Meeting of Shareholders (the “Annual Shareholder Meeting”) on May 5, 2011. The Company’s shareholders considered the following proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated March 17, 2011.

Proposal 1 Election of Directors

The Company’s board of directors is divided into three classes: Class I, Class II and Class III, each of approximately equal size. The following two Class I Directors were elected to hold office until the Company’s Annual Shareholder Meeting in 2014:

	For	Against	Abstain	Broker Non-Votes
Mark R. Patterson	30,350,632	50,075	4,866	2,320,876
Samuel J. Weinhoff	30,331,050	69,628	4,895	2,320,876

Proposal 2 Advisory Vote on Executive Compensation

The Company’s shareholders approved an advisory vote on the compensation of the Company’s named executive officers (the “Say-on-Pay” Vote).

For	Against	Abstain	Broker Non-Votes
29,916,623	443,119	45,831	2,320,876

Proposal 3 Advisory Vote on Frequency of Say-on-Pay Vote

The Company’s shareholders approved holding an advisory Say-on-Pay Vote every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
24,838,727	312,111	5,231,579	23,156	2,320,876

Based on the results of this vote, the Company’s board of directors has determined that it will hold an advisory Say-on-Pay Vote every year.

Proposal 4 Approval of the Company’s Annual Report and Financial Statements

The Company’s shareholders approved the Company’s 2010 Annual Report and its consolidated financial statements and Swiss statutory financial statements for the year and period ended December 31, 2010, respectively.

For	Against	Abstain
32,472,452	14,644	239,353

Proposal 5 Approval of Loss Carry Forward

The Company’s shareholders approved the loss carry forward on the Company’s Swiss statutory financial statements.

For	Against	Abstain
32,699,468	1,716	25,265

Proposal 6 Approval of Dividend Payments

The Company’s shareholders approved the payment of dividends to the Company’s shareholders in the form of a par value reduction.

For	Against	Abstain
32,671,665	33,341	21,443

Proposal 7 Approval of Share Repurchase Program

The Company’s shareholders approved the $122.5 million of remaining capacity under the Company’s share repurchase program.

For	Against	Abstain
32,591,874	43,749	90,826

Proposal 8 Election of Auditors

The Company’s shareholders elected Deloitte & Touche Ltd. as the Company’s independent auditor and Deloitte AG as the Company’s Swiss statutory auditor, each to serve until the Company’s Annual Shareholder Meeting in 2012.

For	Against	Abstain
32,475,038	247,002	4,409

Proposal 9 Election of Special Auditor

The Company’s shareholders elected PricewaterhouseCoopers AG as the Company’s special auditor to serve until the Company’s Annual Shareholder Meeting in 2012.

For	Against	Abstain
32,603,722	111,035	11,692

Proposal 10 Approval of Granting a Discharge

The Company’s shareholders approved a discharge to the Company’s board of directors and executive officers from liabilities for their actions during the year ended December 31, 2010.

For	Against	Abstain
32,390,477	303,865	32,107

Item 8.01. Other Events.

At the Company’s Annual Shareholder Meeting, the Company’s shareholders approved amendments to the Company’s Articles of Association in conjunction with their approval of payments of dividends in the form of a distribution through a par value reduction, as further described in the Company’s definitive proxy statement dated March 17, 2011. These amendments to the Articles of Association will become effective with the registration of each par value reduction in the Swiss Commercial Register.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, AG

May 11, 2011	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Executive Vice President, General Counsel and Corporate Secretary